AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 20, 1998

                                                       REGISTRATION NO. 33-28452
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 8
                                       TO
                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                             DEFINED ASSET FUNDS--
                       GOVERNMENT SECURITIES INCOME FUND
                            U.S. TREASURY SERIES--7
                            (LADDERED ZERO COUPONS)
                           (A UNIT INVESTMENT TRUST)

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.
                            PAINEWEBBER INCORPORATED


 MERRILL LYNCH, PIERCE,
     FENNER & SMITH
      INCORPORATED
 UNIT INVESTMENT TRUSTS
  POST OFFICE BOX 9051
PRINCETON, NJ 08543-9051                              SMITH BARNEY INC.
                                                   TWO WORLD TRADE CENTER
                                                         101ST FLOOR
                                                     NEW YORK, NY 10048



  PRUDENTIAL SECURITIES  PAINEWEBBER INCORPORATED DEAN WITTER REYNOLDS INC.
      INCORPORATED          1285 AVENUE OF THE         TWO WORLD TRADE
   ONE NEW YORK PLAZA            AMERICAS            CENTER--59TH FLOOR
   NEW YORK, NY 10292       NEW YORK, NY 10019       NEW YORK, NY 10048


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.       ROBERT E. HOLLEY        LAURIE A. HESSLEIN
      P.O. BOX 9051          1200 HARBOR BLVD.        388 GREENWICH ST.
PRINCETON, NJ 08543-9051    WEEHAWKEN, NJ 07087      NEW YORK, NY 10013

   LEE B. SPENCER, JR.          COPIES TO:           DOUGLAS LOWE, ESQ.
   ONE NEW YORK PLAZA     PIERRE DE SAINT PHALLE, DEAN WITTER REYNOLDS INC.
   NEW YORK, NY 10292              ESQ.                TWO WORLD TRADE
                           450 LEXINGTON AVENUE      CENTER--59TH FLOOR
                            NEW YORK, NY 10017       NEW YORK, NY 10048


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and will file the Rule 24f-2 Notice for the most recent fiscal year in February, 1998.

Check box if it is proposed that this filing will become effective on February 27, 1998 pursuant to paragraph (b) of Rule 485. / x /

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
                                                   DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


GOVERNMENT                    The objective of this Defined Fund is safety of
SECURITIES                    capital and a high yield to maturity by investing
INCOME FUND                   in one or more fixed portfolios consisting
U.S. TREASURY SERIES--7       primarily of stripped U.S. Treasury securities
(LADDERED ZERO COUPONS)       with laddered maturities. There can be no
UNIT INVESTMENT TRUSTS        assurance that the Trusts will achieve their
------------------------------objective. Because stripped debt obligations do
/ / U.S. GOVERNMENT SECURITIESnot pay any interest before their maturity, their / / TAX-EXEMPT TO MANY FOREIGNmarket prices (and therefore the value of Trust
    INVESTORS                 Units) will vary more than for obligations which
                              make periodic interest payments. Also, investors will be deemed to have received taxable income to the extent of accrued original issue discount on the stripped securities, although no cash will be distributed until maturity. Accordingly these
                              Trusts are best suited for tax-deferred and tax-exempt accounts and qualifying foreign investors.
                              Minimum purchase: One Unit



                              --------------------------------------------------
                              THESE SECURITIES HAVE NOT BEEN APPROVED OR
                              DISAPPROVED
                              BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
                              STATE
                              SECURITIES COMMISSION NOR HAS THE COMMISSION OR
                              ANY
                              STATE SECURITIES COMMISSION PASSED UPON THE
                              ACCURACY
                              OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                              TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              --------------------------------------------------
SPONSORS:                     PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                UNLESS ACCOMPANIED BY GOVERNMENT SECURITIES INCOME
Pierce, Fenner & Smith        FUND PART B
Incorporated                  INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.             PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
PaineWebber Incorporated      REFERENCE.
Prudential Securities         INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Incorporated                  1-800-221-7771.
Dean Witter Reynolds Inc.     PROSPECTUS PART A DATED FEBRUARY 27, 1998.

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Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined U.S. Treasury Portfolio
----------------------------------------------------------------

Our defined portfolios of U.S. Treasury securities offer you a simple and convenient way to participate in the U.S. Treasury market for attractive yields to the laddered maturities.

INVESTMENT OBJECTIVES

To obtain safety of capital and a high yield to maturity through investment in one or both of two fixed portfolios consisting primarily of stripped U.S. Treasury securities with laddered maturities from 2000-2004 (Assurance Trust 2000(B)) and from 2005-2009 (Assurance Trust 2005 (C)). Each Trust was established on October 11, 1989 (the Initial Date of Deposit). Each Trust was designed to accumulate income for a fixed period and then distribute that income in approximately equal amounts over a five-year period. Income is accumulated at a predictable yield to maturity, because income is not distributed on a current basis but in effect reinvested and compounded. For each unit of a Trust purchased, an investor will receive total distributions of approximately $1,000 for Units held until maturity of all the underlying securities of that Trust. However, distributions could change if securities are paid or sold, or if the expenses of the Trust change. The Fund was also formed for the purpose of providing protection against changes in interest rates. If interest rates rise during the life of a Trust, the portion of the portfolio that matures each year can be invested at higher rates; if interest rates fall, the rest of the portfolio will continue to earn the higher rates until the remaining securities mature. This structure is known as 'laddering'.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

The securities were selected by experienced buyers. The Fund is not actively managed; however, it is regularly reviewed and a security can be sold if retaining it is considered detrimental to investors' interest.

CALL PROTECTION

100% of the aggregate face amount of the Portfolio is not subject to redemption prior to maturity but is payable in full at the stated maturity amounts.

TAX INFORMATION

Investors will have significant amounts of income attributed to them annually as original issue discount is accrued on the non-maturing securities, but there will be no distributions of cash with which to pay those taxes. Accordingly, the Fund is best suited for purchase by tax-advantaged accounts such as Individual Retirement Accounts, self-employed retirement (or Keogh) plans and pension funds and for tax-exempt accounts. For other investors, interest income is exempt from state and local personal income taxes in all states, and from Federal withholding taxes for qualifying foreign investors. (See Taxes.)

DISTRIBUTIONS

There will be no payments of interest on the Stripped Treasury Securities; consequently, there should be no distributions of interest income. Nevertheless, a Trust's gross income is taxable to investors, as explained under Taxes. As each stripped Treasury security matures, the proceeds will be distributed to investors, returning approximately equal portions of principal each year during the maturity period. Distributions will be made in cash two business days following the maturity of each security in a Trust.

LOW MINIMUM INVESTMENT

You can get started with a minimum purchase of one Unit.

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Defining Your Risks
----------------------------------------------------------------

U.S. Government securities are not affected by credit risk but are subject to changes in market value resulting from changes in interest rates. The Fund itself and the units are not backed by the full faith and credit of the U.S. Government. Unit price fluctuates and the value of units will decline if interest rates increase. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the Portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units.

Stripped Treasury securities do not make any periodic payments of interest before maturity; accordingly, each Trust is priced at a deep discount from its face amount. Each Trust's Unit price will vary with changes in the market price of the underlying securities in the Trust. The Fund's objectives may not be met if Units are sold before the maturity of all of the underlying securities because market prices of Stripped Treasury securities vary more with changes in interest rates than prices of comparable debt obligations that pay interest currently. This risk is greater when the period to maturity is longer.

California residents are required to have either (1) an annual income of at least $30,000 and a net worth of at least $30,000 or (2) a net worth of $75,000. Net worth would generally be computed exclusive of home, home furnishings and personal automobiles.

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            Defined U.S. Treasury Series 7--Assurance Trust 2000(B)


--------------------------------------------------------------------------------

----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PORTFOLIO COMPOSITION

The following information is as of November 30, 1997, the evaluation date.

Assurance Trust 2000(B) contains the following issues of stripped U.S. Treasury securities: $4,586,000 maturing 8/15/00, $4,586,000 maturing 8/15/01, $4,586,000 maturing 8/15/02, $4,586,000 maturing 8/15/03 and $4,420,000 maturing 8/15/04.
It also contains an interest-bearing U.S. Treasury security to provide income to pay Trust expenses: $166,000, 11.625%, maturing 11/15/04. Each Security in the Trust is a direct obligation of the United States.

PUBLIC OFFERING PRICE PER UNIT                      $784.50

The Public Offering Price as of November 30, 1997, the evaluation date, is based on the aggregate bid side evaluation of the underlying securities ($17,630,879) divided by the number of units outstanding (22,930) plus a sales charge of 2.00% of the Public Offering Price (2.041% of the value of the underlying securities). The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 3:30 p.m. Eastern time on every business day.

TERMINATION DATE

The Trust will generally terminate following the maturity date of the last maturing security in the Portfolio. The Trust may be terminated earlier if its value is less than 40% of the face amount of securities deposited. On the evaluation date the value of the Trust was 46% of the face amount of securities deposited.

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                       As a %
                                                 of Secondary
                                                       Market
                                                Public Offering
                                                        Price
                                                -----------------
Maximum Sales Charges                                    2.00%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Amount per
                                                           Unit
                                                   --------------
Trustee's Fee                                        $     0.16
Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $     0.38
Evaluator's Fee                                      $     0.06
Other Operating Expenses                             $     0.04
                                                   --------------
TOTAL                                                $     0.64


REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time. Your price will be based on the lower, bid side evaluation of the securities, as determined by an independent evaluation, plus principal cash, if any, as well as accrued interest. The redemption and secondary market repurchase price as of the evaluation date was $768.90 per unit ($15.69 per unit less than the Public Offering Price). There is no fee for redeeming or selling units.

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            Defined U.S. Treasury Series 7--Assurance Trust 2005(C)


--------------------------------------------------------------------------------

----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PORTFOLIO COMPOSITION

The following information is as of November 30, 1997, the evaluation date.

Assurance Trust 2005(C) contains the following issues of stripped U.S. Treasury securities: $2,390,000 maturing 8/15/05, $2,390,000 maturing 8/15/06, $2,390,000 maturing 8/15/07, $2,390,000 maturing 8/15/08 and $2,308,000 maturing 8/15/09.
It also contains an interest-bearing U.S. Treasury security to provide income to pay Trust expenses: $82,000, 9.375%, maturing 2/15/06. Each Security in the Trust is a direct obligation of the United States.

PUBLIC OFFERING PRICE PER UNIT                      $585.54
The Public Offering Price as of November 30, 1997, the evaluation date, is based on the aggregate bid side evaluation of the underlying securities ($6,787,218) divided by the number of units outstanding (11,950) plus a sales charge of 3.00% of the Public Offering Price (3.093% of the value of the underlying securities). The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 3:30 p.m. Eastern time on every business day.

TERMINATION DATE

The Trust will generally terminate following the maturity date of the last maturing security in the Portfolio. The Trust may be terminated earlier if its value is less than 40% of the face amount of securities deposited. On the evaluation date the value of the Trust was 22% of the face amount of securities deposited.

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                       As a %
                                                 of Secondary
                                                       Market
                                                Public Offering
                                                        Price
                                                -----------------
Maximum Sales Charges                                    4.00%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Amount per
                                                           Unit
                                                   --------------
Trustee's Fee                                        $     0.15
Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $     0.35
Evaluator's Fee                                      $     0.11
Other Operating Expenses                             $     0.05
                                                   --------------
TOTAL                                                $     0.66


REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time. Your price will be based on the lower, bid side evaluation of the securities, as determined by an independent evaluation, plus principal cash, if any, as well as accrued interest. The redemption and secondary market repurchase price as of the evaluation date was $567.97 per unit ($17.57 per unit less than the Public Offering Price). There is no fee for redeeming or selling units.

----------------------------------------------------------------
Taxes
----------------------------------------------------------------

Substitute the following for Taxes in Part B.

The following summary describes some of the important income tax consequences of holding Units, assuming that the investor is not a dealer, financial institution or insurance company or other investor with special circumstances. Investors should consult their tax advisers about an investment in the Fund.

The Sponsors believe that individual investors will not be subject to any state or local personal income taxes on the interest received by the Fund and distributed to them. However, investors (including individuals) may be subject to state and local taxes on any capital gains (or 'market discount' treated as ordinary income) and to other state and local taxes (including corporate income or franchise taxes, personal property or intangibles taxes, and estate or inheritance taxes) on their Units or the income derived therefrom. In addition, individual investors (and any other investors that are not subject to state and local taxes on the interest income derived from the Fund) will probably not be entitled to a deduction for state and local tax purposes for their share of the fees and expenses paid by the Fund, for any amortized bond premium or for any interest on money borrowed to purchase their Units. Investors should consult their tax advisers regarding the state and local taxes that may result from an investment in the Fund.

After the end of each calendar year, the Trustee will furnish to each investor an annual statement containing information relating to the interest received and any 'original issue discount' accrued by the Fund on the Securities, the cash proceeds received by the Fund from the disposition of any Security, and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

GENERAL TREATMENT OF THE FUND

The fund will not be taxed as a corporation for federal income tax purposes or for New York State or City purposes, and each investor will be considered to own directly a share of each Security in the Fund. Each investor will be considered to have received the interest (and accrued the original issue discount, if any) on his pro rata portion of each Security when interest is received (or original issue discount is accrued) by the Fund, regardless of whether the interest is used to pay Fund expenses.

INCOME OR LOSS UPON DISPOSITION

Upon a disposition of all or part of an investor's pro rata portion of a Security (by sale, exchange or redemption of the Security or his Units), an investor will generally recognize capital gain or loss. However, gain from the disposition will generally be ordinary income to the extent of any accrued market discount. An investor will generally have market discount to the extent that his basis in a Security when he purchases a Unit is less than its stated redemption price at maturity (or, in the case of a Security issued with original issue discount, the issue price increased by original issue discount that has accrued on the Security before his purchase). Investors should consult their tax advisers in this regard.

The excess of a non-corporate investor's net long-term capital gains over his net short-term capital losses may be subject to tax at a lower rate than ordinary income. A capital gain or loss is long-term if the investment is held for more than one year and short-term if held for one year or less. Because the deduction of capital losses is subject to limitations, an investor may not be able to deduct all of his capital losses. An investor who is an individual and has held his pro rata portions of Securities for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Securities or corresponding Units. (See Defining Your Investment--Termination Date and the Maturities column under Portfolio). Investors should consult their tax advisers in this regard.

INVESTOR'S BASIS IN THE SECURITIES

An investor's aggregate basis in the Securities will be equal to the cost of his Units, including any sales charges and the organizational expenses borne by the investor but excluding any amount paid for accrued interest, and adjusted to reflect accruals of 'original issue discount', 'acquisition premium' and 'bond premium'. Investors should consult their tax advisers in this regard.

ORIGINAL ISSUE DISCOUNT, ACQUISITION PREMIUM AND BOND PREMIUM

Original issue discount accrues in accordance with a constant yield method based on a compounding of interest and is generally equal to the excess of a Security's stated redemption price at maturity over its original issue price. Original issue discount inclusions are reduced by accruals of acquisition premium. An investor will have acquisition premium to the extent his basis in a Security when he purchases a Unit is less than the stated redemption price at maturity but more than the issue price increased by any original issue discount that has accrued on the Security before his purchase.

Generally, bond premium accruals on a Security will be based upon the excess of an investor's basis in the Security at the time of purchasing a Unit over its stated redemption price at maturity. If an investor has elected to amortize bond premium, which is an election that applies to all debt obligations of an investor and that can be revoked only with consent of the Internal Revenue Service, the amount amortized will offset the investor's interest from the Security and reduce the investor's basis. Investors should consult their tax advisers in this regard.

EXPENSES

An individual investor who itemizes deductions may deduct his pro rata share of current ongoing Fund expenses only to the extent that such amount, together with the investor's other miscellaneous deductions, exceeds 2% of his adjusted gross income. The Internal Revenue Code further restricts the ability of an individual investor with an adjusted gross income in excess of a specified amount (for 1998, $124,500 or $62,250 for a married person filing a separate return) to claim itemized deductions (including his pro rata share of Fund expenses).

FOREIGN INVESTORS

Notwithstanding the foregoing, foreign investors (including non-resident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally not be subject to U.S. federal income tax, including withholding tax, on the interest or gain on a Security if (i) the investor meets certain requirements, including the certification of foreign status and other matters, and (ii) the Security was issued after July 18, 1984. Unless otherwise stated in Part A of the Prospectus, the Sponsors believe that all the Securities in the Portfolio were issued after July 18, 1984. Under certain circumstances, withholding agents will file foreign person information returns with the Internal Revenue Service. Foreign investors should consult their own tax advisers about the possible application of federal, state and local taxes in the U.S. and their foreign countries of residence or organization.

Because the Fund consists primarily of Stripped Treasury Securities, the original issue discount rules require investors to include amounts in ordinary gross income for Federal income tax purposes in advance of the receipt of the cash attributable to such income. Therefore, purchase of Units may be appropriate only for tax-deferred retirement plans (such as Individual Retirement Accounts, Keogh Plans and pension funds) or for other investors who will not be adversely affected by the attribution of income in advance of the receipt of the cash attributable to such income. Investors should consult their advisers in this regard to determine whether an investment in the Fund would be appropriate for them.

RETIREMENT PLANS

This Series of Government Securities Income Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are generally offered by brokerage firms, including the Sponsors of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). These income threshholds will gradually be increased by 2004 to $50,000 for a single individual and $80,000 for a married individual filing jointly. Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment.

Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. The 10% surtax will be waived for withdrawals for certain educational and first-time homebuyer expenses. The Taxpayer Relief Act of 1997 also provides, subject to certain income limitations, for a special type of IRA under which contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was at least 59 1/2 at the time of distribution.

Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY SERIES 7 - LADDERED ZERO COUPONS

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsors, Trustee and Holders
of Defined Asset Funds - Government Securities Income Fund,
U.S. Treasury Series 7 - Laddered Zero Coupons:

We have audited the accompanying statements of condition of the Assurance Trust 2000 (B) and the Assurance Trust 2005 (C) of Defined Asset Funds - Government Securities Income Fund, U.S. Treasury Series 7 - Laddered Zero Coupons, including the portfolios, as of November 30, 1997 and the related statements of operations and of changes in net assets for the years ended November 30, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at November 30, 1997, as shown in such portfolios, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the above-mentioned Trusts of Defined Asset Funds - Government Securities Income Fund, U.S. Treasury Series 7
- Laddered Zero Coupons at November 30, 1997 and the results of their operations and changes in their net assets for the above-stated years in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP



New York, N.Y.
February 9, 1998
                                       D-1

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY SERIES 7 - LADDERED ZERO COUPONS

STATEMENTS OF CONDITION
AS OF NOVEMBER 30, 1997


                                                               ASSURANCE
                                                                 TRUST
                                                                2005(B)

TRUST PROPERTY:
  Investment in marketable securities - at value
    (see Portfolios and Note 1)                               $17,630,879
  Accrued interest receivable                                         804
  Cash                                                              5,916

          Total trust property                                 17,637,599

LESS LIABILITY - Accrued expenses                                  11,005

NET ASSETS (Note 2)                                           $17,626,594

UNITS OUTSTANDING                                                  22,930

UNIT VALUE                                                         768.71

                              See Notes to Financial Statements.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY SERIES 7 - LADDERED ZERO COUPONS

STATEMENTS OF CONDITION
AS OF NOVEMBER 30, 1997


                                                                    ASSURANCE
                                                                      TRUST
                                                                     2005(C)

TRUST PROPERTY:
  Investment in marketable securities - at value
    (see Portfolios and Note 1)                                     $6,787,218
  Accrued interest receivable                                            2,242

          Total trust property                                       6,789,460


LESS LIABILITIES:
  Accrued expenses                                       $ 7,333
  Advance from Trustee                                    27,270        34,603

NET ASSETS (Note 2)                                                 $6,754,857

UNITS OUTSTANDING                                                       11,950

UNIT VALUE                                                              565.26

                              See Notes to Financial Statements.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY SERIES 7 - LADDERED ZERO COUPONS

STATEMENTS OF OPERATIONS


                                                                ASSURANCE TRUST
                                                                    2000(B)
                                                            Years Ended November 30,
                                                         1996         1995         1994


INVESTMENT INCOME:
  Interest income                                     $   19,785   $   21,333   $   23,854
  Accretion of original issue discount                 1,120,149    1,158,505    1,341,153
  Trustee's fees and expenses                            (10,745)     (11,102)     (22,683)
  Sponsors' fees                                         (10,090)      (3,510)      (6,479)

  Net investment income                                1,119,099    1,165,226    1,335,845

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed           322,700      746,244      301,872
  Unrealized appreciation (depreciation) of
    investments                                         (414,636)  (1,195,277)   2,726,628

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS                                            (91,936)    (449,033)   3,028,500

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          $1,027,163   $  716,193   $4,364,345


                              See Notes to Financial Statements.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY SERIES 7 - LADDERED ZERO COUPONS

STATEMENTS OF OPERATIONS


                                                               ASSURANCE TRUST
                                                                    2005(C)
                                                             Years Ended November 30,
                                                          1997         1996        1995

INVESTMENT INCOME:
  Interest income                                     $    7,710     $  8,129   $    8,354
  Accretion of original issue discount                   388,239      393,165      426,082
  Trustee's fees and expenses                             (8,141)     (31,813)      (7,457)
  Sponsors' fees                                          (4,768)      (2,202)      (2,671)

  Net investment income                                  383,040      367,279      424,308

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold                        28,783      189,447      170,904
  Unrealized appreciation (depreciation) of
    investments                                          117,061     (392,021)   1,331,465

  Net realized and unrealized gain (loss) on
    investments                                          145,844     (202,574)   1,502,369

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          $  528,884     $164,705   $1,926,677


                              See Notes to Financial Statements.
                                              D-5

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY SERIES 7 - LADDERED ZERO COUPONS

STATEMENTS OF CHANGES IN NET ASSETS


                                                               ASSURANCE TRUST
                                                                   2000(B)
                                                          Years Ended November 30,
                                                      1996          1995          1994

OPERATIONS:
  Net investment income                            $ 1,119,099   $ 1,165,226   $ 1,335,845
  Realized gain on securities sold                     322,700       746,244       301,872
  Unrealized appreciation (depreciation) of
    investments                                       (414,636)  (1,195,277)     2,726,628

  Net increase in net assets resulting from
    operations                                       1,027,163       716,193     4,364,345

INCOME DISTRIBUTIONS                                    (3,250)         -             -

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units                            -             -        4,269,148
  Redemption of units                               (1,455,489)  (4,287,046)   (2,420,017)

  Net capital share transactions                    (1,455,489)  (4,287,046)     1,849,131

NET INCREASE (DECREASE) IN NET ASSETS                 (431,576)   (3,570,853)    6,213,476

NET ASSETS AT BEGINNING OF YEAR                     18,058,170    21,629,023    15,415,547

NET ASSETS AT END OF YEAR                          $17,626,594   $18,058,170   $21,629,023

PER UNIT:
  Income distributions during the year                  $0.138

  Net asset value at end of year                       $768.71       $724.35       $693.68

TRUST UNITS OUTSTANDING AT END OF YEAR                  22,930        24,930        31,180


                              See Notes to Financial Statements.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY SERIES 7 - LADDERED ZERO COUPONS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                ASSURANCE TRUST
                                                                    2005(C)
                                                            Years Ended November 30,
                                                         1997         1996         1995

OPERATIONS:
  Net investment income                               $  383,040   $  367,279   $  424,308
  Realized gain on securities sold                        28,783      189,447      170,904
  Unrealized appreciation (depreciation) of
    investments                                          117,061     (392,021)   1,331,465

  Net increase in net assets resulting from
    operations                                           528,884      164,705    1,926,677

INCOME DISTRIBUTIONS                                      (1,276)        -            -

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units                                                   1,962,181
  Redemption of units                                   (125,740)   (965,100)   (1,140,469)

  Net capital share transactions                        (125,740)   (965,100)      821,712

NET INCREASE (DECREASE) IN NET ASSETS                    401,868     (800,395)   2,748,389

NET ASSETS AT BEGINNING OF YEAR                        6,352,989    7,153,384    4,404,995

NET ASSETS AT END OF YEAR                             $6,754,857   $6,352,989   $7,153,384

PER UNIT:
  Income distributions during the year                   $0.1068

  Net asset value at end of year                         $565.26      $520.74      $503.76

TRUST UNITS OUTSTANDING AT END OF YEAR                    11,950       12,200       14,200


                              See Notes to Financial Statements.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY SERIES 7 - LADDERED ZERO COUPONS

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.

(b) Cost of securities purchased is based on offering side evaluations at dates of purchases and has been adjusted to include the accretion of original issue discount on the Stripped Treasury Securities.

 (c) Each Trust is not subject to income taxes. Accordingly, no provision for such taxes is required.

2.   NET ASSETS, NOVEMBER 30, 1997

       ASSURANCE TRUST 2000(B)

       Cost of 22,930 units at Dates of Deposit                    $12,347,547
       Less sales charges                                              359,661
       Net amount applicable to Holders                             11,987,886
       Net cost of units redeemed less redemption amounts           (1,457,864)
       Realized gain on securities sold                              1,457,864
       Unrealized appreciation of investments                          811,795
       Net capital applicable to Holders                            12,799,681
       Overdistributed net investment income (including
         $4,831,199 of accretion of original issue discount)         4,826,913

       Net assets                                                  $17,626,594

       ASSURANCE TRUST 2005(C)

       Cost of 11,950 units at Dates of Deposit                    $ 4,658,155
       Less sales charges                                              179,173
       Net amount applicable to Holders                              4,478,982
       Net cost of units redeemed less redemption amounts             (696,722)
       Realized gain on securities sold                                696,722
       Unrealized appreciation of investments                          806,411
       Net capital applicable to Holders                             5,285,393
       Overdistributed net investment income (including $1,501,825
         of accretion of original issue discount)                    1,469,464

       Net assets                                                  $ 6,754,857

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY SERIES 7 - LADDERED ZERO COUPONS

NOTES TO FINANCIAL STATEMENTS

3.   CAPITAL SHARE TRANSACTIONS

     Units were issued as follows:

                                                       Years Ended November 30,
     Trust                                             1997     1996      1995

       Assurance Trust 2000(B)                          -        -        7,250
       Assurance Trust 2005(C)                          -        -        4,750


       Units were redeemed as follows:
                                                       Years Ended November 30,
     Trust                                             1997     1996      1995

       Assurance Trust 2000(B)                         2,000    6,250     3,750
       Assurance Trust 2005(C)                           250    2,000     2,500

     Units may be redeemed at the office of The Bank of New York, the Trustee, upon tender thereof generally on any business day or, in the case of uncertified units, upon delivery of a request for redemption and payment of any relevant tax. The Trustee will redeem units either in cash or in kind at the option of the Holder as specified in writing to the Trustee. See "Redemption" in this Prospectus, Part B.

4.   INCOME TAXES

     All Trust items of income received, accretion of original issue discount, expenses paid, and realized gains and losses on securities sold are attributable to the Holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

     At November 30, 1997, the cost of investment securities for Federal income tax purposes was approximately equivalent to the adjusted cost as shown in each Trust's portfolio.

5.   DISTRIBUTIONS

     It is anticipated that each Trust will make distributions two business days following the maturity of each security in that Trust to Holders of record five business days prior to the date of such distribution.

DEFINED ASSET FUNDS - GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY SERIES 7 - LADDERED ZERO COUPONS

PORTFOLIOS
AS OF NOVEMBER 30, 1997

       Portfolio No.
       and Title of       Interest                  Face         Adjusted
        Securities          Rates   Maturities     Amount        Cost(1)      Value(1)

ASSURANCE TRUST 2000(B)
1   Stripped Treasury
    Securities (2)         0.000%    8/15/00     $ 4,586,000   $ 3,873,081    $ 3,928,505
2   Stripped Treasury
    Securities (2)         0.000     8/15/01       4,586,000     3,592,749      3,703,516
3   Stripped Treasury
    Securities (2)         0.000     8/15/02       4,586,000     3,325,544      3,496,045
4   Stripped Treasury
    Securities (2)         0.000     8/15/03       4,586,000     3,074,010      3,292,840
5   Stripped Treasury
    Securities (2)         0.000     8/15/04       4,420,000     2,738,298      2,990,749
6   U.S. Treasury Notes   11.625    11/15/04         166,000       215,402        219,224

    Total                                        $22,930,000   $16,819,084    $17,630,879

ASSURANCE TRUST 2005(C)
1   Stripped Treasury
    Securities (2)         0.000%    8/15/05     $ 2,390,000   $ 1,375,183    $ 1,517,698
2   Stripped Treasury
    Securities (2)         0.000     8/15/06       2,390,000     1,275,083      1,428,431
3   Stripped Treasury
    Securities (2)         0.000     8/15/07       2,390,000     1,177,446      1,341,387
4   Stripped Treasury
    Securities (2)         0.000     8/15/08       2,390,000     1,087,335      1,258,646
5   Stripped Treasury
    Securities (2)         0.000     8/15/09       2,308,000        969,427     1,140,914
6   U.S. Treasury Bond      9.375    2/15/06          82,000         96,333       100,142

    Total                                        $11,950,000   $ 5,980,807    $ 6,787,218


(1)  See Notes to Financial Statements.

(2) See "Risk Factors - Special Characteristics of Stripped Treasury Securities" in this Prospectus, Part B.

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                               GOVERNMENT SECURITIES
Merrill Lynch,                          INCOME FUND
Pierce, Fenner & Smith Incorporated     U.S. Treasury Series--7
Defined Asset Funds                     (Laddered Zero Coupons)
P.O. Box 9051                           Unit Investment Trusts
Princeton, NJ 08543-9051                This Prospectus does not contain all of
(609) 282-8500                          the information with respect to the
Smith Barney Inc.                       investment company set forth in its
Unit Trust Department                   registration statement and exhibits
388 Greenwich Street--23rd Floor        relating thereto which have been filed
New York, NY 10013                      with the Securities and Exchange
(212) 816-4000                          Commission, Washington, D.C. under the
PaineWebber Incorporated                Securities Act of 1933 and the
1200 Harbor Boulevard                   Investment Company Act of 1940, and to
Weehawken, NJ 07087                     which reference is hereby made. Copies
(201) 902-3000                          of filed material can be obtained from
Prudential Securities Incorporated      the Public Reference Section of the
One New York Plaza                      Commission, 450 Fifth Street, N.W.,
New York, NY 10292                      Washington, D.C. 20549 at prescribed
(212) 778-6164                          rates. The Commission also maintains a
Dean Witter Reynolds Inc.               Web site that contains information
Two World Trade Center--59th Floor      statements and other information
New York, N.Y. 10048                    regarding registrants such as Defined
(212) 392-2222                          Asset Funds that file electronically
TRUSTEE:                                with the Commission at
The Bank of New York                    http://www.sec.gov.
Unit Investment Trust Department        ------------------------------
P.O. Box 974                            No person is authorized to give any
Wall Street Station                     information or to make any
New York, NY 10268-0974                 representations with respect to this
1-800-221-7771                          investment company not contained in its
                                        registration statement and exhibits
                                        related thereto; and any information or
                                        representation not contained therein
                                        must not be relied upon as having been
                                        authorized.
                                        This Prospectus shall not constitute an
                                        offer to sell or the solicitation of an
                                        offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                      12960--2/98

                             DEFINED ASSET FUNDS--
                       GOVERNMENT SECURITIES INCOME FUND
                       CONTENTS OF REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The cross-reference sheet (incorporated by reference to the Registration Statement on Form S-6 of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus.

     The Signatures.

     The following exhibits:

        1.1.1--Form of Standard Terms and Conditions of Trust Effective as of
               October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund,
            Multistate Series--48, 1933 Act File No. 33-50247).

        4.1  --Consent of the Evaluator.

        5.1  --Consent of independent accountants.

        9.1 --Information Supplement (incorporated by reference to Exhibit 9.1 to Post Effective Amendment No. 4 to the Registration Statement of Government Securities Income Fund, Freddie Mac Series 10, 1933 Act File No. 33-46142).

                             DEFINED ASSET FUNDS--
                       GOVERNMENT SECURITIES INCOME FUND
                            U.S. TREASURY SERIES--7
                            (LADDERED ZERO COUPONS)

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS--GOVERNMENT SECURITIES INCOME FUND, U.S. TREASURY SERIES--7 (LADDERED ZERO COUPONS) (A UNIT INVESTMENT TRUST), CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 20TH DAY OF FEBRUARY, 1998.

             SIGNATURES APPEAR ON PAGES R-3, R-4, R-5, R-6 AND R-7.

     A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Merrill Lynch, Pierce,            have been filed
  Fenner & Smith Incorporated:                                under
                                                              Form SE and the
                                                              following 1933 Act
                                                              File
                                                              Number: 33-43466
                                                              and 33-51607


      HERBERT M. ALLISON, JR.
      BARRY S. FREIDBERG
      EDWARD L. GOLDBERG
      STEPHEN L. HAMMERMAN
      JEROME P. KENNEY
      DAVID H. KOMANSKY
      DANIEL T. NAPOLI
      THOMAS H. PATRICK
      JOHN L. STEFFENS
      DANIEL P. TULLY
      ROGER M. VASEY
      ARTHUR H. ZEIKEL
      By DANIEL C. TYLER
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Number:
                                                              33-41631


      ALAN D. HOGAN
      GEORGE A. MURRAY
      LELAND B. PATON
      HARDWICK SIMMONS
      By
       WILLIAM W. HUESTIS
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                               SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Smith Barney Inc.:                have been filed
                                                              under the 1933 Act
                                                              File Numbers:
                                                              33-49753, 33-55073
                                                              and 333-10441


      STEVEN D. BLACK
      JAMES BOSHART III
      ROBERT A. CASE
      JAMES DIMON
      ROBERT DRUSKIN
      ROBERT H. LESSIN
      WILLIAM J. MILLS, II
      MICHAEL B. PANITCH
      PAUL UNDERWOOD

      By GINA LEMON
       (As authorized signatory for
       Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085 and
  Reynolds Inc.:                            333-13039


      RICHARD M. DeMARTINI
      ROBERT J. DWYER
      CHRISTINE A. EDWARDS
      CHARLES A. FIUMEFREDDO
      JAMES F. HIGGINS
      MITCHELL M. MERIN
      STEPHEN R. MILLER
      RICHARD F. POWERS III
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By
       MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under
  the Executive Committee of the Board      the following 1933 Act File
  of Directors of PaineWebber               Number: 33-55073
  Incorporated:


      JOSEPH J. GRANO, JR.
      DONALD B. MARRON
      By
       ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)